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                                                                   EXHIBIT 10.9

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT(the "Agreement") is dated as of January 26, 2000, by and between AHN/FIT INTERNET, LLC, a Delaware limited liability company ("Internet LLC"), and H/W HEALTH & FITNESS, LLC, a Delaware limited liability company ("H/W"), Internet LLC is hereinafter sometimes referred to as "Assignor." H/W is hereinafter sometimes referred to as "Assignee."

RECITALS:

         A. Pursuant to that certain Master Strategic Alliance Agreement dated as of December 6, 1999, by and among Healtheon/WebMD Corporation, The News Corporation Limited and Fox Entertainment Group, Inc. (the "Alliance Agreement"). Assignor has agreed to assign to Assignee all of Assignor's right, title and interest under, in and to all of its assets (other than cash and the assets associated with the Galaxy search engine), as more particularly described in the Alliance Agreement (the "Assets"). Any capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Alliance Agreement.

         B. Pursuant to the Alliance Agreement, the parties thereto have agreed to cause Assignee to assume and to fully perform and satisfy and be liable for all of the liabilities and obligations of Assignor (other than loans from its members), as more particularly described in the Alliance Agreement (the "Assumed Liabilities").

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. ASSIGNMENT. Assignor hereby grants, sells, assigns, transfers, conveys and delivers to Assignee, its successors and assigns, all of Assignor's rights, title and interest under, in and to the Assets.

         2. ASSUMPTION OF ASSUMED LIABILITIES. Assignee hereby expressly assumes and agrees to pay, perform and/or discharge in accordance with their terms the Assumed Liabilities.

         3. FURTHER ASSURANCES. Each of Assignor and Assignee agree to execute such other documents and take such other actions as may be reasonably necessary or desirable to confirm or effectuate the assumption contemplated hereby.

         4. BINDING EFFECT. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Assignee and its successors and assigns and shall inure to the benefit of Assignor and its successors and assigns.



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         5.       NO MODIFICATION OF ALLIANCE AGREEMENT. This Agreement is
delivered pursuant to the Alliance Agreement and is subject in all respects to the provisions thereof and is not meant to alter, enlarge or otherwise modify the provisions of the Alliance Agreement.

         6. MODIFICATION. This Agreement may be modified or supplemented only by written agreement of the parties hereto.




                                                        [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                 AHN/FIT INTERNET, LLC

                                 By: FIT TV Holdings, LLC, its
                                  Managing Member

                                                /s/
                                 -------------------------------------------
                                 By:
                                 Its:


                                 H/W HEALTH & FITNESS, LLC

                                 By: AHN/FIT Internet, LLC, its Sole Member

                                                /s/
                                 -------------------------------------------
                                 By:
                                 Its:





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